UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2004

ANGELO AND MAXIE’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9684	33-0147725
(State of other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code    (312) 466-3950

(Former name or former address, if changed since last report.)

This Amendment No. 1 on Form 8-K/A hereby amends Item 7 of the Current Report on Form 8-K filed on January 21, 2004 by the Registrant, Angelo and Maxie’s, Inc., relating to the completion of its previously announced sale of three of its steakhouses located in Midtown Manhattan, New York, Reston, Virginia, and Washington, D.C. (collectively “Sold Properties”), to McCormick and Schmick Restaurant Corp., a large national restaurant operator.  The Company is filing this Amendment No. 1 to include the required pro forma financial information.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

b)	Pro Forma Financial Information.

The following Pro Forma Financial Information is included on pages P-1 through P-4 of this Current Report on Form 8-K:

Pro Forma Consolidated Balance Sheet as of September 29, 2003 (Unaudited)
Pro Forma Consolidated Statement of Operations for the Thirty-Nine Weeks Ended September 29, 2003 (Unaudited)
Pro Forma Consolidated Statement of Operations for the Year Ended December 30, 2002 (Unaudited)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANGELO AND MAXIE’S, INC. (Registrant)

Date: March 22, 2004	By:	/s/ EMANUEL N. HILARIO
Emanuel N. Hilario
Vice President and Chief Financial Officer

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PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of September 29, 2003, the unaudited pro forma consolidated statement of operations for the thirty-nine weeks then ended, and the unaudited pro forma consolidated statement of operations for the fiscal year ended December 30, 2002, illustrate (i) the effect of the sale as if it had been consummated on September 29, 2003 for the unaudited pro forma consolidated balance sheet and (ii) the effect of the sale as if it had been consummated on December 31, 2002 for the unaudited pro forma consolidated statements of operations for the thirty-nine weeks ended September 29, 2003 and on January 1, 2002 for the fiscal year ended December 30, 2002.

The unaudited pro forma consolidated financial information is presented for informational purposes only and is not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the sale been consummated as of the date indicated above nor does it purport to indicate results which may be attained in the future.

The unaudited pro forma consolidated financial information should be read in conjunction with the related notes and with the historical consolidated financial statements of the Registrant, including the notes thereto, which are included in its Annual Report on Form 10-K for the fiscal year ended December 30, 2002, filed with the Securities and Exchange Commission (“SEC”) on March 21, 2003, and its Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2003, filed with the SEC on November 13, 2003.

ANGELO AND MAXIE’S, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 29, 2003
(Unaudited, in thousands)

	Historical	Sold Properties		Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$5,730	$5,889		$11,619
Accounts receivable, net	590	—		590
Inventories	365	(214)		151
Prepaid expenses and other current assets	492	—		492
Total current assets	7,177	5,675		12,852
Equipment and improvements, net	8,926	(5,809)		3,117
Restricted cash	2,627	(325)		2,302
Leased property under capital leases, net	1,092	—		1,092
Other assets, including net intangible assets	4,167	(15)		4,152
Total assets	23,989	(474)		23,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term obligations	30	—		30
Accounts payable	1,366	—		1,366
Accrued liabilities	3,473	138	(a)	3,611
Deferred gain	967	—		967
Total current liabilities	5,836	138		5,974
Non-current liabilities (excluding current portion):
Long-term portion of capital lease obligation	1,855	—		1,855
Other long-term obligations	705	(612	)(b)	93
Total non-current liabilities (excluding current portion	2,560	(612)		1,948
Stockholders’ equity:
Preferred stock	4,135	—		4,135
Common stock	20	—		20
Additional paid-in capital	65,442	—		65,442
Retained deficit	(54,004)	—		(54,004)
Total stockholders’ equity	15,593	—		15,593
Total liabilities and stockholders’ equity	$23,989	$(474)		$23,515

a)              Represents liabilities for transaction costs.

b)             Represents the release of the accrued rent liability in connection with the assignment of the operating lease obligations of the Sold Properties to the purchaser.

ANGELO AND MAXIE’S, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THIRTY-NINE WEEKS ENDED SEPTEMBER 29, 2003
(In thousands, except per share data)
(Unaudited)

	Historical	Sold Properties	Pro forma
Revenues	$18,945	$10,530	$8,415
Operating costs and expenses:
Cost of sales	6,797	3,772	3,025
Restaurant labor	4,478	2,719	1,759
Other operating costs	3,478	1,950	1,528
Rent	1,802	1,073	729
Total restaurant costs	16,555	9,514	7,041
Selling, general and administrative expenses	1,927	—	1,927
Depreciation and amortization	763	411	352
Impairment of assets and restructuring charges	4,428	3,633 (a)	795
(Gain) loss on disposal of assets	(6)	8	(14)
Total restaurant and operating costs	23,667	13,566	10,101
Loss from continuing operations	(4,722)	(3,036)	(1,686)

Interest expense, net	82	—	82
Other income	(153)	—	(153)
Loss from continuing operations before income taxes	(4,651)	(3,036)	(1,615)
Provision for income taxes	—	—	—
Loss from continuing operations	(4,651)	(3,036)	(1,615)
Discontinued operations:
Loss on sale	(188)	—	(188)
Loss from discontinued operations	(188)	—	(188)
Net loss	$(4,839)	$(3,036)	$(1,803)
Preferred dividends	696	—	696
Net loss available to common shares	$(5,535)	$(3,036)	$(2,499)
Net loss per common share - Basic and diluted:
Continuing operations	$(2.68)		$(1.15)
Discontinued operations	(0.10)		(0.10)
	$(2.78)		$(1.25)
Weighted-average shares outstanding	1,993		1,993

a)              Impairment of the restaurant leaseholds of the Sold Properties recorded in the second quarter 2003.

ANGELO AND MAXIE’S, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED DECEMBER 30, 2002

(In thousands, except per share data)

(Unaudited)

	Historical	Sold Properties		Adjustments		Pro forma
Revenues	$27,382	$14,043		$—		$13,339
Operating costs and expenses:
Cost of sales	9,764	4,974		—		4,790
Restaurant labor	6,560	3,535		—		3,025
Other operating costs	5,179	2,668		—		2,511
Rent	2,303	1,392		—		911
Total restaurant costs	23,806	12,569		—		11,237
Selling, general and administrative expenses	1,575	—		—		1,575
Depreciation and amortization	1,368	741		—		627
Impairment of assets and restructuring charges	7,596	—		—		7,596
Loss on disposal of assets	37	—		—		37
Total restaurant and operating costs	34,382	13,310		—		21,072
Loss (gain) from operations	(7,000)	733		—		(7,733)
Interest expense, net	2,615	—		—		2,615
Other income	(202)	—		—		(202)
(Loss) income from continuing operations before income taxes	(9,413)	733		—		(10,146)
Provision for income taxes	—	282	(a)	(282	)(b)	—
Net (loss) income from continuing operations	(9,413)	451		282		(10,146)
Discontinued operations:
Gain from operations	146	—		—		146
Loss on sale	(2,433)	—		—		(2,433)
Loss from discontinued operations	(2,287)	—		—		(2,287)
Net (loss) income	$(11,700)	451		282		$(12,433)
Preferred dividends	910	—		—		910
Net (loss) income available to common shares	$(12,610)	$451		$282		$(13,343)
Net loss per common share- Basic and diluted:
Continuing operations	$(5.21)					$(5.58)
Discontinued operations	(1.16)					(1.16)
	$(6.37)					$(6.74)
Weighted-average shares outstanding	1,981					1,981

a)              Provision for income taxes based on an effective income tax rate of 38.5%.

b)             Adjustment to reflect the fact that the Pro forma Company would not have a current year income tax liability.